SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 March 24, 1997

                    ________________________________________


                             THERMOQUEST CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                    1-14262                    77-0407461
        (State or other          (Commission             (I.R.S. Employer
        jurisdiction of          File Number)      Identification Number)

        355 River Oaks Parkway                                      95134
        San Jose, California                                   (Zip Code)

                                 (408) 577-1053
                         (Registrant's telephone number
                              including area code)
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        Item 5.  Other Events

             On March 31, 1997, ThermoQuest Corporation (the "Company") issued a press release, attached hereto as Exhibit 99, to announce that it had completed a private placement of 1,768,500 shares of its common stock, for net proceeds to the Company of approximately $25,000,000.
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                                   SIGNATURES



             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 7th day of April, 1997.


                                                  THERMOQUEST CORPORATION



                                           By:  /s/ Jonathan W. Painter
                                              ---------------------------
                                                    Jonathan W. Painter